UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 10, 2003

(Date of earliest event reported)

Harold's Stores, Inc.

(Exact name of registrant as specified in its charter)

(Commission File No. 1-10892)

Oklahoma (State or other jurisdiction of incorporation)	73-1308796 (I.R.S. Employer Identification No.)
5919 Maple Avenue Dallas, Texas (Address of principal executive offices)	75235 (Zip Code)

Registrant's telephone number, including area code:	(214) 366-0600

Item 5. Other Events

On July 10, 2003, Harold's Stores, Inc., an Oklahoma corporation (the "Company"), entered into an Amendment No. 1 to Loan and Security Agreement (the "Credit Facility Amendment"), by and among the Company and certain of its subsidiaries and Wells Fargo Retail Finance II, LLC (formerly known as Wells Fargo Retail Finance), as Agent for the Lenders thereunder. The Credit Facility Amendment increases the maximum amount available for Company borrowing by $2,000,000. This increase was funded by the purchase of a participation in the Company's advances by RonHow, LLC, an entity owned and controlled directly or indirectly by Ronald de Waal and W. Howard Lester. Mr. de Waal and Mr. Lester are both major beneficial owners of Company common stock, and Mr. Lester is also a director of the Company. The principal terms of the sale of the Credit Facility Amendment are summarized in the press release issued by the Company on July 24, 2003 in connection with the execution of the Credit Facility Amendment, which is attached hereto as Exhibit 99.1.

The foregoing statements are qualified in their entirety by the provisions of the Credit Facility Amendment, that certain Loan and Security Agreement dated as of February 5, 2003, by and among Wells Fargo Retail Finance, LLC, Harold's Stores, Inc., Harold's Financial Corporation, Harold's Direct, Inc., Harold's Stores of Texas, L.P., Harold's Stores of Georgia, L.P., and Harold's of Jackson, Inc., that certain Participation Agreement dated as of July 10, 2003, by and between Wells Fargo Retail Finance II, LLC and RonHow, LLC, and that certain Reaffirmation of Continuing Guaranty executed as of July 10, 2003, by each of The Corner Properties, Inc., Harold's DBO, Inc., Harold's Limited Partners, Inc., Harold's of White Flint, Inc., HSGA, Inc., LLC, and HSTX, Inc., LLC, which are filed as exhibits to this report.

Item 7. Exhibits

The following exhibits are filed as a part of this report and are incorporated herein by this reference:

Exhibit	Description
10.1

Loan and Security Agreement dated as of February 5, 2003, by and among Wells Fargo Retail Finance, LLC, Harold's Stores, Inc., Harold's Financial Corporation, Harold's Direct, Inc., Harold's Stores of Texas, L.P., Harold's Stores of Georgia, L.P., and Harold's of Jackson, Inc. (incorporated by reference from exhibits to the Company's Form 8-K dated February 4, 2003, filed with the Securities and Exchange Commission on February 13, 2003)

10.2

Amendment No. 1 to Loan and Security Agreement dated as of July 10, 2003, by and among Wells Fargo Retail Finance II, LLC, Harold's Stores, Inc., Harold's Financial Corporation, Harold's Direct, Inc., Harold's Stores of Texas, L.P., Harold's Stores of Georgia, L.P., and Harold's of Jackson, Inc.

10.3	Participation Agreement dated as of July 10, 2003, by and between Wells Fargo Retail Finance II, LLC and RonHow, LLC
10.4

Reaffirmation of Continuing Guaranty executed as of July 10, 2003, by each of The Corner Properties, Inc., Harold's DBO, Inc., Harold's Limited Partners, Inc., Harold's of White Flint, Inc., HSGA, Inc., LLC, and HSTX, Inc., LLC

99.1	Press release dated July 24, 2003, issued by Harold's Stores, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAROLD'S STORES, INC.

By: /s/ Jodi L. Taylor

Jodi L. Taylor, Chief Financial Officer

Date: July 24, 2003